                                                                   EXHIBIT 10.7


                              EMPLOYMENT AGREEMENT

      This EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of January 1, 2000 ("Effective Date"), by and between Internet Business' International, a Nevada corporation (the "Company") and Al Reda ("Reda").


                                    RECITALS

      WHEREAS, COMPANY desires to benefit from Reda's expertise and employ Reda as Chief Executive Officer ("C.E.O.") and Reda is willing to accept such employment.

      NOW, THEREFORE,in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:


                                    AGREEMENT

                                    ARTICLE I

                                 TERM AND DUTIES

      The Company hereby employs Reda as C.E.O. as of the Effective Date and Reda agrees to enter into and remain in the employ of the Company until five years from the date of this Agreement unless (i) this Agreement is terminated as provided hereinbelow; or (ii) this Agreement is extended by mutual agreement of the parties. Reda shall faithfully and diligently perform all professional duties and acts as C.E.O. as may be reasonably requested of Reda by the Company or its officers consistent with the function of a C.E.O. of a comparable business holding company.


                                   ARTICLE II

                                     DUTIES

      2.1 Reda agrees to perform Reda's services to the best of his ability. Reda agrees throughout the term of this Agreement to devote sufficient time, energy and skill to the business of the Company and to the promotion of the best interests of the Company. The Company understands and agrees that Reda may from time to time undertake business opportunities so long as they do not conflict with his duties to the Company and hereby waives any claim it may have with respect to Reda's undertaking such opportunities.

                                   ARTICLE III

                                  COMPENSATION

      3.1 Subject to the termination of this Agreement as provided herein, the Company shall compensate Reda for his services hereunder at an annual salary ("Salary") of One Hundred Eighty Thousand Dollars ($180,000.00) payable in semi-monthly installments in accordance with the Company's practices, less normal payroll deductions.

      3.2 In addition to the Salary as defined above, the Company agrees to the following schedule:

      a. On the first year's anniversary of this Agreement, Reda's salary shall be $16,000 per month

      b. On the second year's anniversary of this Agreement, Reda's salary shall be $17,000 per month.

      c. On the third year's anniversary of this Agreement, Reda's salary shall be $18,000 per month.

      d. On the fourth year's anniversary of this Agreement, Reda's salary shall be $19,000 per month.

      3.3 In addition to the compensation set forth above, the Company shall periodically review Reda's performance and services rendered with a view to paying discretionary bonuses based upon above-average or outstanding performance for a prior period. Any such bonuses approved by the Company shall be paid to Reda within 30 days of the grant thereof. The following performance milestones shall justify the particular stock bonuses, to be issued by the company, as set forth below:

      a.    At $ 2 million in sales, 500,000 shares of IBI stock.

      b.    At $ 3 million in sales, 800,000 shares of IBI stock.

      c.    At $ 5 million in sales, 1,000,000 shares of IBI stock.

      d.    At $ 8 million in sales, 2,000,000 shares of IBI stock.

      e.    At $ 10 million in sales, 2,500,000 shares of IBI stock.

      f.    At $ 12 million in sales, 3,000,000 shares of IBI stock.

      3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Cherry shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Cherry shall be entitled to participate in any and all group life, workers' compensation, health plan or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Cherry shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Cherry shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees. Cherry shall be entitled to the following vacation benefits:

            i. 4 weeks on first year anniversary

            ii. 5 weeks on second year anniversary

            iii. 6 weeks on third year anniversary and thereafter.

      3.5 If for any reason, including malfeasance, misfeasance, and/or nonfeasance, the Company decides to terminate Cherry, then Cherry shall still be entitled to all benefits under this Agreement.


                                   ARTICLE IV

                                    EXPENSES

      The Company shall reimburse Cherry for all reasonable business related expenses incurred by Cherry in the course of his normal duties on behalf of the company. In reimbursing Cherry for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and Cherry. Cherry shall be receive a car allowance of $400 per month.


                                    ARTICLE V

                                 BINDING EFFECT

      This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

                                   ARTICLE VI

                                   ARBITRATION

      If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute").


                                   ARTICLE VII

                                     NOTICES

      Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

      If to the Company:

                        3900 Birch Street, #113
                        Newport Beach, CA 92660

      If to Cherry:

                        27786 Hidden Trail Road
                        Laguna Hills, CA 92660


                                  ARTICLE VIII

                                   ASSIGNMENT

      Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.


                                   ARTICLE IX

                                  CHOICE OF LAW

      This Agreement and the rights of the parties hereunder shall be governed by and constructed in accordance with the laws of the Sate of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.


                                    ARTICLE X

                                  JURISDICTION

      The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of arbitration award.


                                   ARTICLE XI

                                ENTIRE AGREEMENT

      Except as provided herein, this Agreement contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.


                                   ARTICLE XII

                                  SEVERABILITY

      If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

                                  ARTICLE XIII

                                    CAPTIONS

      The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.


                                   ARTICLE XIV

                                  COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


                                   ARTICLE XV

                                  MODIFICATION

      No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.


                                   ARTICLE XVI

                                     WAIVER

      No waiver of any breach, covenant, representation, warranty, or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant representation warranty or default of this Agreement.

                                  ARTICLE XVII

                                 INTERPRETATION

      The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.


                                  ARTICLE XVIII

                                 ATTORNEYS' FEES

      Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.


                                   ARTICLE XIX

                                      TAXES

      Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.


                                   ARTICLE XX

                NOT FOR THE BENEFIT OF CREDITORS OF THIRD PARTIES

      The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement.



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

            "Company"                                       "Cherry"

      Internet Business' International                    Louis Cherry


      By:
         -----------------------------             -----------------------------

      Name:
           ---------------------------

      Title:
            --------------------------

      3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Reda shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Reda shall be entitled to participate in any and all group life, workers' compensation, health plan or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Reda shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Reda shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees. Reda shall be entitled to the following vacation benefits:

            i. 4 weeks on first year anniversary

            ii. 5 weeks on second year anniversary

            iii. 6 weeks on third year anniversary and thereafter.

      3.5 If for any reason, including malfeasance, misfeasance, and/or nonfeasance, the Company decides to terminate Reda, then Reda shall still be entitled to all benefits under this Agreement.


                                   ARTICLE IV

                                    EXPENSES

      The Company shall reimburse Reda for all reasonable business related expenses incurred by Reda in the course of his normal duties on behalf of the company. In reimbursing Reda for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and Reda.

                                    ARTICLE V

                                 BINDING EFFECT

      This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.


                                   ARTICLE VI

                                   ARBITRATION

      If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute").


                                   ARTICLE VII

                                     NOTICES

      Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

      If to the Company:

                        3900 Birch Street, #113
                        Newport Beach, CA 92660

      If to Reda:

                        2557 Oxford Lane
                        Costa Mesa, CA 92626

                                  ARTICLE VIII

                                   ASSIGNMENT

      Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.


                                   ARTICLE IX

                                  CHOICE OF LAW

      This Agreement and the rights of the parties hereunder shall be governed by and constructed in accordance with the laws of the Sate of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.


                                    ARTICLE X

                                  JURISDICTION

      The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of arbitration award.


                                   ARTICLE XI

                                ENTIRE AGREEMENT

      Except as provided herein, this Agreement contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

                                   ARTICLE XII

                                  SEVERABILITY

      If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.


                                  ARTICLE XIII

                                    CAPTIONS

      The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.


                                   ARTICLE XIV

                                  COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


                                   ARTICLE XV

                                  MODIFICATION

      No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.


                                   ARTICLE XVI

                                     WAIVER

      No waiver of any breach, covenant, representation, warranty, or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant representation warranty or default of this Agreement.

                                  ARTICLE XVII

                                 INTERPRETATION

      The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.


                                  ARTICLE XVIII

                                 ATTORNEYS' FEES

      Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.


                                   ARTICLE XIX

                                      TAXES

      Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.


                                   ARTICLE XX

                NOT FOR THE BENEFIT OF CREDITORS OF THIRD PARTIES

      The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

            "Company"                                        "Reda"

      Internet Business' International                       Al Reda


      By:
         -----------------------------             -----------------------------

      Name:
           ---------------------------

      Title:
            --------------------------